SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation and Basis of Presentation

Principles of Consolidation and Basis of Presentation

        The accompanying consolidated financial statements include the accounts of GGP, our subsidiaries and joint ventures in which we have a controlling interest. For consolidated joint ventures, the noncontrolling partner's share of the assets, liabilities and operations of the joint ventures (generally computed as the joint venture partner's ownership percentage) is included in noncontrolling interests in Consolidated Real Estate Affiliates as permanent equity of the Company. All significant intercompany balances and transactions have been eliminated.

        We operate in a single reportable segment referred to as our retail and other segment, which includes the operation, development and management of retail and other rental properties, primarily regional malls. Our portfolio of regional malls represents a collection of retail properties that are targeted to a range of market sizes and consumer tastes. Each of our operating properties is considered a separate operating segment, as each property earns revenues and incurs expenses, individual operating results are reviewed and discrete financial information is available. We do not distinguish or group our consolidated operations based on geography, size or type. Further, all material operations are within the United States and no customer or tenant comprises more than 10% of consolidated revenues. As a result, the Company's operating properties are aggregated into a single reportable segment.

        Through the Effective Date in 2010, we had two reportable segments (Retail and Other and Master Planned Communities) which offered different products and services. Our segments were managed separately because each required different operating strategies or management expertise. On the Effective Date, the assets included in the Master Planned Communities segment were distributed to HHC pursuant to the Plan (Note 2) and are therefore no longer reported as a reportable segment.

Reclassifications

Reclassifications

        Certain prior period amounts in the consolidated financial statements have been reclassified to conform to the current period presentation as a result of discontinued operations. Amounts included on the statements of operations for properties sold or to be disposed of have been reclassified to discontinued operations for all periods presented. However, two properties previously classified as held for sale, Mall St. Vincent and Southland Center, were reclassified as held for use in the first quarter of 2011 and have been included in continuing operations for all periods presented in the accompanying consolidated financial statements (Note 5). Lastly, certain prior period statement of operations disclosures in the accompanying footnotes have been restated to exclude amounts which have been reclassified to discontinued operations.

Properties

Properties

        Real estate assets are stated at cost less any provisions for impairments. As discussed in Note 4, the real estate assets were recorded at fair value pursuant to the application of acquisition accounting on the Effective Date. Construction and improvement costs incurred in connection with the development of new properties or the redevelopment of existing properties are capitalized to the extent the total carrying amount of the property does not exceed the estimated fair value of the completed property. Real estate taxes and interest costs incurred during construction periods are capitalized. Capitalized interest costs are based on qualified expenditures and interest rates in place during the construction period. Capitalized real estate taxes and interest costs are amortized over lives which are consistent with the constructed assets.

        Pre-development costs, which generally include legal and professional fees and other third-party costs directly related to the construction assets, are capitalized as part of the property being developed. In the event a development is no longer deemed to be probable, the costs previously capitalized are expensed (see also our impairment policies in this Note 3 below).

        Tenant improvements, either paid directly or in the form of construction allowances paid to tenants, are capitalized and depreciated over the shorter of the useful life or the applicable lease term. Expenditures for significant betterments and improvements are capitalized. Maintenance and repairs are charged to expense when incurred.

        We periodically review the estimated useful lives of our properties. Depreciation or amortization expense is computed using the straight-line method based upon the following estimated useful lives:

Years
Buildings and improvements	45
Equipment and fixtures	5 - 10
Tenant improvements	Shorter of useful life or applicable lease term

        Accumulated depreciation was reset to zero on the Effective Date as described in Note 4 in conjunction with the application of the acquisition method of accounting due to the Plan and the Investment Agreements.

Impairment

Impairment

General

        Carrying values of our properties were reset to fair value on the Effective Date as provided by the acquisition method of accounting. Impairment charges could be taken in the future if economic conditions change or if the plans regarding such assets change. Therefore, we can provide no assurance that material impairment charges with respect to our assets, including operating properties, investments in Unconsolidated Real Estate Affiliates and developments in progress, will not occur in future periods. Accordingly, we will continue to monitor circumstances and events in future periods to determine whether impairments are warranted.

Operating properties

        Accounting for the impairment of long-lived assets requires that if impairment indicators exist and the undiscounted cash flows expected to be generated by an asset are less than its carrying amount, an impairment provision should be recorded to write down the carrying amount of such asset to its fair value. We review our consolidated assets for potential impairment indicators whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

        Impairment indicators are assessed separately for each property and include, but are not limited to, significant decreases in real estate property net operating income, significant occupancy percentage changes, debt maturities, management's intent with respect to the assets and prevailing market conditions.

        Impairment indicators for pre-development costs, which are typically costs incurred during the beginning stages of a potential development and developments in progress are assessed by project and include, but are not limited to, significant changes in the Company's plans with respect to the project, significant changes in projected completion dates, tenant demand, anticipated revenues or cash flows, development costs, market factors and sustainability of development projects.

        If an indicator of potential impairment exists, the asset is tested for recoverability by comparing its carrying amount to the estimated future undiscounted cash flows. The cash flow estimates used both for determining recoverability and estimating fair value are inherently judgmental and reflect current and projected trends in rental, occupancy and capitalization rates, and estimated holding periods for the applicable assets. Although the carrying amount may exceed the estimated fair value of certain assets, a real estate asset is only considered to be impaired when its carrying amount cannot be recovered through estimated future undiscounted cash flows. To the extent an impairment provision is determined to be necessary, the excess of the carrying amount of the asset over its estimated fair value is expensed to operations. In addition, the impairment provision is allocated proportionately to adjust the carrying amount of the asset group. The adjusted carrying amount, which represents the new cost basis of the asset, is depreciated over the remaining useful life of the asset.

        During the respective periods, we determined there were events and circumstances indicating that certain properties were not recoverable and therefore required impairments. As such, we recorded impairment charges related to three operating properties and one non-income producing asset of $68.3 million for the year ended December 31, 2011. In 2011, these provisions reduced the carrying value of certain assets to approximately $37.5 million below the approximately $83.9 million of nonrecourse notes payable related to those assets. The Predecessor recorded impairment charges related to operating properties and properties under development of $35.3 million for the period from January 1, 2010 through November 9, 2010 and $1.08 billion for the year ended December 31, 2009. These impairment charges are included in provisions for impairment in our Consolidated Statements of Operations and Comprehensive Income (Loss), except for $4.0 million for the year ended December 31, 2011, $30.8 million for the period from January 1, 2010 through November 9, 2010 and $831.1 million for the year ended December 31, 2009, which are included in discontinued operations in our Consolidated Statements of Operations and Comprehensive Income (Loss).

Investment in Unconsolidated Real Estate Affiliates

        According to the guidance related to the equity method of accounting for investments, a series of operating losses of an investee or other factors may indicate that an other-than-temporary decrease in value of our investment in the Unconsolidated Real Estate Affiliates has occurred. The investment in each of the Unconsolidated Real Estate Affiliates is evaluated periodically and as deemed necessary for valuation declines below the carrying amount. Accordingly, in addition to the property-specific impairment analysis that we perform for such joint ventures (as part of our operating property impairment process described above), we also considered whether there were other-than-temporary impairments with respect to the carrying values of our unconsolidated real estate affiliates.

        In the period January 1, 2010 through November 9, 2010, the Predecessor recorded an impairment provision of approximately $21.1 million related to the sale of its interest in Turkey, recorded in equity in income (loss) of Unconsolidated Real Estate Affiliates. We did not record any provisions for impairment related to our investments in Unconsolidated Real Estate Affiliates for the year ended December 31, 2011, for the period November 10, 2010 through December 31, 2010 and for the year ended December 31, 2009.

Goodwill

        The application of acquisition accounting on the Effective Date did not yield any goodwill for the Successor and all prior goodwill amounts of the Predecessor were eliminated (Note 4). With respect to the Predecessor, the excess of the cost of an acquired entity over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed was recorded as goodwill. Recorded goodwill was tested for impairment annually or more frequently if events or changes in circumstances indicated that the asset might be impaired. The Predecessor assessed fair value based on estimated future cash flow projections that utilized discount and capitalization rates which are generally unobservable in the market place (Level 3 inputs) under these principles, but approximate the inputs we believe would be utilized by market participants in assessing fair value. Estimates of future cash flows were based on a number of factors including the historical operating results, known trends, and market/economic conditions. If the carrying amount of a property, including its goodwill, exceeded its estimated fair value, the second step of the goodwill impairment test was performed to measure the amount of impairment loss, if any. In this second step, if the implied fair value of goodwill was less than the carrying amount of goodwill, an impairment charge was recorded.

        As a result of the procedures performed, the Predecessor recorded provisions for impairment of goodwill of $140.6 million for the year ended December 31, 2009. During 2010, until the Effective Date, there were no events or circumstances that indicated that the then current carrying amount of goodwill might be impaired.

Acquisitions of Operating Properties

Acquisitions of Operating Properties

        Acquisitions of properties are accounted for utilizing the acquisition method of accounting and, accordingly, the results of operations of acquired properties were included in the results of operations from the respective dates of acquisition. Estimates of future cash flows and other valuation techniques are used to allocate the purchase price of acquired property between land, buildings and improvements, equipment, debt liabilities assumed and identifiable intangible assets and liabilities such as amounts related to in-place at-market tenant leases, acquired above and below-market tenant and ground leases and tenant relationships. No significant value had been ascribed to the tenant relationships at the acquired properties in previous years by the Predecessor or by the Successor in 2010 (Note 4).

Investments in Unconsolidated Real Estate Affiliates

Investments in Unconsolidated Real Estate Affiliates

        We account for investments in joint ventures where we own a non-controlling joint interest using the equity method. Under the equity method, the cost of our investment is adjusted for our share of the equity in earnings of such Unconsolidated Real Estate Affiliates from the date of acquisition and reduced by distributions received. Generally, the operating agreements with respect to our Unconsolidated Real Estate Affiliates provide that assets, liabilities and funding obligations are shared in accordance with our ownership percentages. Therefore, we generally also share in the profit and losses, cash flows and other matters relating to our Unconsolidated Real Estate Affiliates in accordance with our respective ownership percentages. Except for Retained Debt (as described in Note 6), differences between the carrying amount of our investment in the Unconsolidated Real Estate Affiliates and our share of the underlying equity of such Unconsolidated Real Estate Affiliates (for example, arising from the application of the acquisition method of accounting as described in Note 4) are amortized over lives ranging from five to 45 years. When cumulative distributions exceed our investment in the joint venture, the investment is reported as a liability in our consolidated financial statements. The liability is limited to our maximum potential obligation to fund contractual obligations, including recourse related to certain debt obligations.

Cash and Cash Equivalents
Cash and Cash Equivalents Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents.

Leases

Leases

        We account for the majority of our leases as operating leases. Leases which transfer substantially all the risks and benefits of ownership to tenants are considered finance leases and the present values of the minimum lease payments and the estimated residual values of the leased properties, if any, are accounted for as receivables. Leases which transfer substantially all the risks and benefits of ownership to us are considered capital leases and the present values of the minimum lease payments are accounted for as assets and liabilities.

Deferred Expenses

Deferred Expenses

        Deferred expenses primarily consist of leasing commissions and related costs and are amortized using the straight-line method over the life of the leases. Deferred expenses also include financing fees we incurred in order to obtain long-term financing and are amortized as interest expense over the terms of the respective financing agreements using the straight-line method, which approximates the effective interest method. The acquisition method of accounting eliminated such balances of deferred financing fees and the Successor only has recorded amounts incurred subsequent to the Effective Date.

Revenue Recognition and Related Matters

Revenue Recognition and Related Matters

Minimum rent revenues are recognized on a straight-line basis over the terms of the related operating leases.  Minimum rent revenues also include amounts collected from tenants to allow the termination of their leases prior to their scheduled termination dates and accretion related to above and below-market tenant leases on properties that were fair valued at emergence and acquired properties.  The following is a summary of amortization of straight-line rent, net amortization /accretion related to above and below-market tenant leases and termination income:

	Successor		Predecessor
	Year Ended December 31, 2011	Period from November 10, 2010 through December 31, 2010	Period from January 1, 2010 through November 9, 2010	Year Ended December 31, 2009

Amortization of straight-line rent	$80,111	$2,804	$28,397	$25,249
Net amortization/accretion of above and below-market tenant leases	(107,714)	(12,283)	5,109	9,128
Lease termination income	16,535	2,227	18,434	20,952

The following is a summary of straight-line rent receivables, which are included in Accounts and notes receivable, net in our Consolidated Balance Sheets and are reduced for allowances and amounts doubtful of collection:

	December 31, 2011	December 31, 2010
	(In thousands)

Straight-line rent receivables, net	$97,565	$14,125

We provide an allowance for doubtful accounts against the portion of accounts receivable, including straight-line rents, which is estimated to be uncollectible.  Such allowances are reviewed periodically based upon our recovery experience.   The following table summarizes the changes in allowance for doubtful accounts:

	Successor		Predecessor
	2011	2010	2010	2009
	(In thousands)
Balance as of January 1, (November 9, 2010 for Successor)	$40,746	$53,670	$69,235	$59,784
Provisions for doubtful accounts	5,621	50	13,294	22,901
Provisions for doubtful accounts in discontinued operations	683	430	2,576	7,430
Write-offs	(14,191)	(13,404)	(31,435)	(20,880)
Balance as of December 31, (November 9, 2010 for Predecessor)	$32,859	$40,746	$53,670	$69,235

Overage rent is paid by a tenant when its sales exceed an agreed upon minimum amount,  is recognized on an accrual basis once tenant sales exceed contractual tenant lease thresholds and is calculated by multiplying the sales in excess of the minimum amount by a percentage defined in the lease.  Recoveries from tenants are established in the leases or computed based upon a formula related to real estate taxes, insurance and other property operating expenses and are generally recognized as revenues in the period the related costs are incurred.

In leasing tenant space, we may provide funding to the lessee through a tenant allowance.  In accounting for a tenant allowance, we determine whether the allowance represents funding for the construction of leasehold improvements and evaluate the ownership, for accounting purposes, of such improvements.  If we are considered the owner of the leasehold improvements for accounting purposes, we capitalize the amount of the tenant allowance and depreciate it over the shorter of the useful life of the leasehold improvements or the related lease term.  If the tenant allowance represents a payment for a purpose other than funding leasehold improvements, or in the event we are not considered the owner of the improvements for accounting purposes, the allowance is considered to be a lease incentive and is recognized over the lease term as a reduction of rental revenue on a straight-line basis.

Income Taxes

Income Taxes (Note 8)

        To avoid current entity level U.S. federal income taxes, we expect to distribute 100% of our capital gains and ordinary income to shareholders annually. If, with respect to any taxable year, we fail to maintain our qualification as a REIT, we would not be allowed to deduct distributions to shareholders in computing our taxable income and federal income tax. If any of our REIT subsidiaries fail to qualify as a REIT, such failure could result in our loss of REIT status. If we lose our REIT status, corporate level income tax, including any applicable alternative minimum tax, would apply to our taxable income at regular corporate rates. As a result, the amount available for distribution to holders of equity securities that would otherwise receive dividends would be reduced for the year or years involved, and we would no longer be required to make distributions. In addition, unless we were entitled to relief under the relevant statutory provisions, we would be disqualified from treatment as a REIT for four subsequent taxable years.

        Deferred income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns and are recorded primarily by certain of our taxable REIT subsidiaries. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred income taxes also reflect the impact of operating loss and tax credit carryforwards. A valuation allowance is provided if we believe it is more likely than not that all or some portion of the deferred tax asset will not be realized. An increase or decrease in the valuation allowance that results from a change in circumstances, and which causes a change in our judgment about the realizability of the related deferred tax asset, is included in the current tax provision. The Successor experienced a change in control, as a result of the transactions undertaken to emerge from bankruptcy, pursuant to Section 382 of the Internal Revenue Code that could limit the benefit of deferred tax assets. In addition, we recognize and report interest and penalties, if necessary, related to uncertain tax positions within our provision for income tax expense.

Transactions with Affiliates

Transactions with Affiliates

        Management fees and other corporate revenues primarily represent management and leasing fees, development fees, financing fees and fees for other ancillary services performed for the benefit of certain of the Unconsolidated Real Estate Affiliates and for properties owned by third parties up to the sale of our management services business in June 2010. The following are fees earned from the Unconsolidated Real Estate Affiliates and third party managed properties which are included in management fees and other corporate revenues on our Consolidated Statements of Operations and Comprehensive Income (Loss):

	Successor		Predecessor
	Year Ended December 31, 2011	Period from November 10, 2010 through December 31, 2010	Period from January 1, 2010 through November 9, 2010	Year Ended December 31, 2009
	(In thousands)
Management fees from affiliates	$60,752	$8,673	$51,257	$66,567

        In connection with the RPI Spin-Off (Note 19), we have entered into a Transition Services Agreement ("TSA") with RPI. Per the terms of the TSA, we have agreed to provide certain leasing, asset management, legal and other services to RPI for established fees, which are not expected to be material.

Fair Value Measurements

Fair Value Measurements

        The accounting principles for fair value measurements establish a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

  •
  Level 1—defined as observable inputs such as quoted prices for identical assets or liabilities in active markets;

  •
  Level 2—defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and

  •
  Level 3—defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

        The following table summarizes our assets and liabilities that are measured at fair value on a nonrecurring basis during the year ended December 31, 2011 and for the period January 1, 2010 through November 9, 2010. No assets or liabilities were measured at fair value during the period November 10, 2010 through December 31, 2010.

	Total Fair Value Measurement	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(In thousands)
Year Ended December 31, 2011 (Successor)
Investments in real estate(1)	$46,478	$—	$—	$46,478
For the Period January 1, 2010 through November 9, 2010 (Predecessor)
Investments in real estate(1)	$1,104,934	$—	$141,579	$963,355
Liabilities(2)	15,794,687	—	—	15,794,687
(1)
Refer to Note 3 for more information regarding impairment.

(2)
The fair value of debt relates to the properties that emerged from bankruptcy during the period January 1, 2010 through November 9, 2010.

        We estimated fair value relating to these impairment assessments based upon discounted cash flow and direct capitalization models that included all projected cash inflows and outflows over a specific holding period, or the negotiated sales price, if applicable. Such projected cash flows are comprised of unobservable inputs which include contractual rental revenues and forecasted rental revenues and expenses based upon market conditions and expectations for growth. Capitalization rates and discount rates utilized in these models were based upon observable rates that we believed to be within a reasonable range of current market rates for each property analyzed. Based upon these inputs, we determined that our valuations of properties using a discounted cash flow or a direct capitalization model were classified within Level 3 of the fair value hierarchy. For our properties for which the estimated fair value was based on estimated sales prices, we determined that our valuation was classified within Level 2 of the fair value hierarchy.

        In addition, the fair value of liabilities related to debt on the properties that filed for bankruptcy and emerged during the period from April 9, 2009 through November 9, 2010 was $15.79 billion as of November 9, 2010 and were fair valued using Level 3 inputs. Fair value was determined based on the net present value of debt using current market rates.

        The following table summarizes gains and losses recorded within earnings as a result of changes in fair value:

	Total Loss
			Predecessor
	Successor
			Period from January 1, 2010 through November 9, 2010
	Year Ended December 31, 2011	Period from November 10, 2010 through December 31, 2010		Year Ended December 31, 2009
	(In thousands)
Investments in real estate(1)	$(68,382)	$—	$(35,290)	$(1,031,810)
Liabilities(2)	—	—	(200,921)	(287,991)
(1)
Refer to Note 3 for more information regarding impairment.

(2)
The fair value of liabilities relates to debt on the properties that filed for bankruptcy and emerged during the period from April 9, 2009 through November 9, 2010.

        Prior to emergence, we elected the fair value option for debt related to certain properties that were held for sale. The unpaid debt balance, fair value estimates, fair value measurements, gain (in reorganization items) and interest expense as of November 9, 2010 and for the period from January 1, 2010 through November 9, 2010 and the year ended December 31, 2009, with respect to these properties are as follows:

	November 9, 2010
	Unpaid Debt Balance of Properties Held for Sale	Fair Value Estimate of Properties Held for Sale	Significant Unobservable Inputs (Level 3)	Total Gain Period from January 1, 2010 through November 9, 2010	Total Gain for the Year Ended December 31, 2009	Interest Expense for the Period from January 1, 2010 through November 9, 2010	Interest Expense for the Year Ended December 31, 2009
	(In thousands)
Mortgages, notes and loans payable	$644,277	$556,415	$556,415	$36,243	$54,224	$29,694	$36,737

        An entity may choose to de-elect the fair value option when a defined qualifying event occurs. As the emergence from bankruptcy and subsequent acquisition method accounting met the definition of a qualifying event to de-elect, the Successor chose as of November 9, 2010 to de-elect from the fair value option for all previously elected mortgages.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

The fair values of our financial instruments approximate their carrying amount in our consolidated financial statements except for debt.  Management’s estimates of fair value are presented below for our debt as of December 31, 2011 and December 31, 2010.

	2011		2010
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In thousands)
Fixed-rate debt	$14,795,370	$14,978,908	$15,416,077	$15,217,325
Variable-rate debt	2,347,644	2,326,533	2,425,680	2,427,845
	$17,143,014	$17,305,441	$17,841,757	$17,645,170

The fair value of our Junior Subordinated Notes approximates their carrying amount as of December 31, 2011 and December 31, 2010.  We estimated the fair value of this debt based on recent financing transactions, estimates of the fair value of the property that serves as collateral for such debt, historical risk premiums for loans of comparable quality, current London Interbank Offered Rate (“LIBOR”), U.S. treasury obligation interest rates and on the discounted estimated future cash payments to be made on such debt. The discount rates estimated reflect our judgment as to what the approximate current lending rates for loans or groups of loans with similar maturities and credit quality would be if credit markets were operating efficiently and assume that the debt is outstanding through maturity. We have utilized market information as available or present value techniques to estimate the amounts required to be disclosed, or, in the case of the Successor, recorded due to the acquisition method of accounting (Note 4).  Since such amounts are estimates that are based on limited available market information for similar transactions and do not acknowledge transfer or other repayment restrictions that may exist in specific loans, it is unlikely that the estimated fair value of any of such debt could be realized by immediate settlement of the obligation.

Foreign Currency Translation

Foreign Currency Translation

        The functional currencies for our international joint ventures are their local currencies. Assets and liabilities of these investments are translated at the rate of exchange in effect on the balance sheet date and operations are translated at the weighted average exchange rate for the period. Translation adjustments resulting from the translation of assets and liabilities are accumulated in stockholders' equity as a component of accumulated other comprehensive income (loss). Translation of operations is reflected in equity in other comprehensive income.

Reorganization Items

Reorganization Items

        Reorganization items are expense or income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the Consolidated Statements of Operations and Comprehensive Income (Loss) of the Predecessor. Reorganization items include legal fees, professional fees and similar types of expenses resulting from activities of the reorganization process, gains on liabilities subject to compromise directly related to the Chapter 11 Cases, and interest earned on cash accumulated by the Debtors as a result of the Chapter 11 Cases. We recognized a net expense on reorganization items of $339.3 million for the period January 1, 2010 through November 9, 2010 and a net credit of $118.9 million for the year ended December 31, 2009. These amounts exclude reorganization items that are currently included within discontinued operations. We did not recognize any reorganization items in 2011 or in the Successor period of 2010.

        The terms of engagement and the timing of payment for professional services rendered during our Chapter 11 proceedings were subject to approval by the Bankruptcy Court. In addition, certain of these retained professionals had agreements that provided for success or completion fees that became payable upon the Effective Date. As of December 31, 2010 we accrued $7.1 million of success or completion fees in accounts payable and accrued expenses on the Consolidated Balance Sheet. All success fees were fully paid as of December 31, 2011.

        In addition, we adopted a key employee incentive program (the "KEIP") which provided for payment to certain key employees upon successful emergence from bankruptcy. The amount payable under the KEIP was calculated based upon a formula related to the recovery to creditors and equity holders measured on the Effective Date and on February 7, 2011, 90 days after the Effective Date. Approximately $181.5 million was paid in two installments, November 12, 2010 and February 25, 2011, under the KEIP. Our liability under the Plan was recognized from the date the KEIP was approved by the Bankruptcy Court to the Effective Date. We accrued a liability for the KEIP in Accounts payable and accrued expenses on the Consolidated Balance Sheets of approximately $115.5 million and $27.5 million as of December 31, 2010 and 2009, respectively. The related expense was recognized in Reorganization items. All KEIP amounts were fully paid as of December 31, 2011.

Use of Estimates

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. For example, estimates and assumptions have been made with respect to fair values of assets and liabilities for purposes of applying the acquisition method of accounting, the useful lives of assets, capitalization of development and leasing costs, provision for income taxes, recoverable amounts of receivables and deferred taxes, initial valuations and related amortization periods of deferred costs and intangibles, particularly with respect to acquisitions, impairment of long-lived assets and goodwill, fair value of debt and cost ratios and completion percentages used for land sales (prior to the spin-off of HHC). Actual results could differ from these and other estimates.